Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 2
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	78
DISTRIBUTION DATE:	3/21/05
DETERMINATION DATE:	3/16/05
27

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$648,397.96
MTGE LOANS PRINCIPAL RECEIVED	$4,531,902.61
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$77,516.31
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$1,889,840.99
MTGE LOANS LIQUIDATION LOSS AMOUNT	$69,194.99

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$133,751,770.30

AVERAGE MTGE LOANS RATE	6.0203%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	66
DEL STAT 1 - CURRENT BALANCE	$1,721,542.74
DEL STAT 2 - NO. OF ACCTS	33
DEL STAT 2 - CURRENT BALANCE	$1,078,430.23
DEL STAT 1+ - NO. OF ACCTS	169
DEL STAT 1+ - CURRENT BALANCE	$5,395,524.49
DEL STAT 3+ - NO. OF ACCTS	70
DEL STAT 3+ - CURRENT BALANCE	$2,595,551.52

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	74.901%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.770%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	2.59813%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 3
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	3/21/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	2.59813%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	5.33285%
Maximum Rate	5.33285%
Investor Certificate Rate (LIBOR + 25 bps)	2.84813%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	27

Beginning Pool Balance	136,463,026.91
Beginning Investor Certificate Principal Balance	66,081,914.16
Beginning Transferor Principal Balance	66,306,504.06
Beginning Invested Amount	70,156,522.85
Investor Floating Allocation Percentage	51.4106%
Liquidation Loss Amount	69,194.99
Servicing Fee	56,859.59

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	648,397.96
Mtge Loans Principal	4,531,902.61
Mtge Loans Net Liquidation Proceeds	77,516.31
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	5,257,816.88

Mtge Loans Interest	648,397.96
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	77,516.31
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	725,914.27

Mtge Loans Principal	4,531,902.61
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	4,531,902.61

Interest Collections	725,914.27
Principal Collections	4,531,902.61

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	373,197.21
Investor Principal Collections	4,441,264.60
Transferor Interest Collections	352,717.06
Transferor Principal Collections	90,638.01
(Check)	0.00

Investor Loss Amount	35,573.59
Transferor Loss Amount	33,621.40

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 4
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	3/21/05

Investor Interest Collections	373,197.21
less Investor Servicing Fee	29,231.88
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	141,157.41
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	5,782.17
less Investor Loss Amount	35,573.59
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	161,452.16
less Accelerated Principal Distribution Amount	11,192.10
less Deposit to (Release from) Spread Account	(11,192.10)
Remaining Excess Interest	161,452.16

Investor Distributions
Investor Certificate Interest	141,157.41
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	2,642,061.62
Alternative Principal Payment	2,642,061.62
Maximum Principal Collections	4,441,264.60
Principal Distribution Amount	4,441,264.60
Investor Loss Amount Distributed to Investors	35,573.59
Excess Interest Paid as Principal	11,192.10

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	325,089.35
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	90,638.01

Excess Int. (Shortfall) a/ Interest	232,039.80
Excess Int. (Shortfall) a/ Premium b/ Losses	226,257.63
Excess Int. (Shortfall) a/ Losses	190,684.04
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	4,629,187.69
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 5
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	3/21/05

Beginning Pool Balance	136,463,026.91
Interest Distribution	725,914.27
Principal Distribution	4,531,902.61
Additional Balances	1,889,840.99
Liquidation Loss Amount	69,194.99
Ending Pool Balance	133,751,770.30

Beginning Investor Certificate Principal Balance	66,081,914.16
Investor Certificate Interest	141,157.41
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	4,488,030.28
Ending Investor Certificate Principal Balance	61,593,883.88
Pool Factor	0.0724634

Beginning Transferor Balance	66,306,504.06
Interest Distribution (including funds released from Spread Account)	352,717.06
Principal Distribution (including Unallocated Transferor Principal Collections)	90,638.01
Additional Balances	1,889,840.99
Losses allocated to Transferor	33,621.40
Ending Transferor Balance	68,072,085.64
Minimum Transferor Interest	6,687,588.52
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	70,156,522.85
Principal Distribution Amount	4,441,264.60
Investor Loss Reduction Amount	35,573.59
Ending Invested Amount	65,679,684.66

Beginning Total OC Amount	4,074,608.69
Ending Total OC Amount	4,085,800.79
Ending Total OC Amount (% of Original Invested Amount)	0.48%

Spread Account Cap Amount	164,199.21
Beginning Spread Account Balance	175,391.31
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(11,192.10)
Ending Spread Account Balance	164,199.21
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 6
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	3/21/05

Beginning Insured Principal Amount	$66,081,914.16
Ending Insured Principal Amount	$61,593,883.88

Available Credit Enhancement	0.49%
Investor Distribution Amount	4,629,187.69
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	415,727.36

Investor Loss Amount Reimbursed from Excess Interest	35,573.59
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,085,800.79
Cum. Principal Payments (Including ECPB & APDA)	788,406,116.12
Cum. Principal Payments (Excluding ECPB & APDA)	784,309,123.24
Cum. OC Amount	4,085,800.79
Cum. SA Deposits	164,199.21
Cum. Liquidation Losses	14,648,515.81
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.610%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 7
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	3/21/05

SOURCES OF FUNDS:
Mtge Loans Interest	648,397.96
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	77,516.31
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	4,531,902.61
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	5,257,816.88

USES OF FUNDS
Servicing Fee	56,859.59
Investor Interest Distribution	141,157.41
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	4,488,030.28
Transferor Distribution (not including Cash Released to Transferor)	415,727.36
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	5,782.17
Cash Deposited to (Released from) Spread Account	(11,192.10)
Cash Released to Transferor	161,452.16
Total	5,257,816.88

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,778,091.88
Aggregate Amount of Locked Balances - %	1.329%
Portfolio CLTV as of the End of the Collection Period	74.901%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 8
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:	3/21/05

A. POOL INFORMATION

Aggregate Amount of Collections	5,257,816.88
Aggregate Amount of Interest Collections	725,914.27
Aggregate Amount of Principal Collections	4,531,902.61
Transfer Deposit Amount	0.00
Beginning Pool Balance	136,463,026.91
Ending Pool Balance	133,751,770.30
Additional Balances	1,889,840.99
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.610%
Servicing Fee	56,859.59
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	51.41%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	373,197.21
Investor Principal Collections	4,441,264.60
Transferor Interest Collections	352,717.06
Transferor Principal Collections	90,638.01
Investor Loss Amount	35,573.59
Beginning Invested Amount	70,156,522.85
Ending Invested Amount	65,679,684.66

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	141,157.41
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	4,441,264.60
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	4,441,264.60
Alternative Principal Payment	2,642,061.62
Principal Collections less Additional Balances	2,642,061.62
Investor Loss Amount Distributed to Investors	35,573.59
Accelerated Principal Distribution Amount	11,192.10

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	66,081,914.16
Ending Certificate Principal Balance	61,593,883.88
Pool Factor	0.0724634

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 9
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

Distribution Date:	3/21/05

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	352,717.06
Principal Distribution	90,638.01
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	66,306,504.06
Ending Transferor Principal Balance	68,072,085.64
Minimum Transferor Balance	6,687,588.52

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.84813%
LIBOR Rate	2.59813%
Maximum Rate	5.33285%
Weighted Average Mortgage Net Loan Rate	5.33285%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	5,782.17
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	175,391.31
Ending Spread Account Balance	164,199.21
Amount to be distributed to (Released from) the Spread Account	(11,192.10)
Amount Released from Spread Account	0.00
Spread Account Maximum	164,199.21

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	66
Trust Balances	1,721,542.74
Delinquent 60-89 days
No. of Accounts	33
Trust Balances	1,078,430.23
Delinquent 90+ days
No. of Accounts	70
Trust Balances	2,595,551.52
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 10
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:	3/21/05

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of March 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA

Bill Marshall, JPMorgan Chase Bank, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 11
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	3/21/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.166068
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	5.280036
Principal Distribution Amount	5.225017
Maximum Principal Payment	5.225017
Alternative Principal Payment	3.108308
Principal Collections less Additional Balances	3.108308
Investor Loss Amount Distributed to Investors	0.041851
Accelerated Principal Distribution Amount	0.013167
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	5.446103

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	66,081,914.16
Ending Investor Certificate Balance	61,593,883.88
Beginning Invested Amount	70,156,522.85
Ending Invested Amount	65,679,684.66
Investor Certificateholder Floating Allocation Percentage	51.4106%
Pool Factor	0.0724634
Liquidation Loss Amount for Liquidated Loans	69,194.99
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	136,463,026.91
Ending Pool Balance	133,751,770.30
Servicing Fee	56,859.59

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.848130%
LIBOR Rate	2.598130%
Maximum Rate	5.332852%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	66
Trust Balances	1,721,542.74
Delinquent 60-89 days
No. of Accounts	33
Trust Balances	1,078,430.23
Delinquent 90+ days
No. of Accounts	70
Trust Balances	2,595,551.52
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 12
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	3/21/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of March 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel

Philip C. McNiel
Vice President

        Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.